UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSRS

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06378
                                   --------

                       TEMPLETON DEVELOPING MARKETS TRUST
                      -------------------------------------
              (Exact name of registrant as specified in charter)


       500 EAST BROWARD BLVD., SUITE 2100, FORT LAUDERDALE, FL 33394-3091
      --------------------------------------------------------------------
             (Address of principal executive offices)   (Zip code)


          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
       -----------------------------------------------------------------
                    (Name and address of agent for service)


      Registrant's telephone number, including area code: (954) 527-7500
                                                          --------------

Date of fiscal year end: 12/31
                         ------

Date of reporting period: 06/30/06
                         ----------

ITEM 1. REPORTS TO STOCKHOLDERS.



                                                         JUNE 30, 2006
--------------------------------------------------------------------------------

                    [GRAPHIC]

--------------------------------------------------------------------------------
      SEMIANNUAL REPORT AND SHAREHOLDER LETTER              INTERNATIONAL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       WANT TO RECEIVE
                                                       THIS DOCUMENT
                        TEMPLETON                      FASTER VIA EMAIL?
                DEVELOPING MARKETS TRUST
                                                       Eligible shareholders can
                                                       sign up for eDelivery at
                                                       franklintempleton.com.
                                                       See inside for details.
--------------------------------------------------------------------------------

                                    [GRAPHIC]

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      Franklin o TEMPLETON o Mutual Series

                              Franklin Templeton Investments

                              GAIN FROM OUR PERSPECTIVE

                              Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE         Each of our portfolio management groups operates
                              autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                              FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                              TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                              MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION          Because our management groups work independently
                              and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST     At Franklin Templeton Investments, we seek to
                              consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

[GRAPHIC]

Not part of the semiannual report

Contents

SHAREHOLDER LETTER ........................................................    1

SEMIANNUAL REPORT

Templeton Developing Markets Trust ........................................    3

Performance Summary .......................................................    8

Your Fund's Expenses ......................................................   11

Financial Highlights and Statement of Investments .........................   13

Financial Statements ......................................................   24

Notes to Financial Statements .............................................   28

Shareholder Information ...................................................   38

--------------------------------------------------------------------------------
Semiannual Report

Templeton Developing Markets Trust

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Developing Markets Trust seeks long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of developing market countries.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 6/30/06

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Asia ...................................................................   51.7%
Europe .................................................................   23.0%
Latin America ..........................................................   13.8%
Middle East & Africa ...................................................    9.9%
Short-Term Investments &
Other Net Assets .......................................................    1.6%
--------------------------------------------------------------------------------

This semiannual report for Templeton Developing Markets Trust covers the period ended June 30, 2006.

PERFORMANCE OVERVIEW

Templeton Developing Markets Trust - Class A posted a +6.14% cumulative total return for the six months ended June 30, 2006. The Fund underperformed its benchmarks, the Morgan Stanley Capital International (MSCI) Emerging Markets
(EM) Index and the Standard & Poor's/International Finance Corporation Investable (S&P/IFCI) Composite Index, which returned +7.33% and +9.12% during the same period. 1 Please note that index perform-

1. Source: Standard & Poor's Micropal. The MSCI EM Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global emerging markets. The S&P/IFCI Composite Index is a free float-adjusted, market capitalization-weighted index designed to measure equity performance in global emerging markets. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 18.


                                                           Semiannual Report | 3
ance information is provided for reference and that we do not attempt to track any index but rather undertake investments on the basis of fundamental research. You can find the Fund's long-term performance data in the Performance Summary beginning on page 8.

ECONOMIC AND MARKET OVERVIEW

Emerging markets ended the reporting period with positive returns as most markets held onto some of the strong gains recorded in the first four months of the year. The period began where 2005 left off -- on a wave of optimism. The market had ample liquidity as fund inflows remained robust and a strong economic environment boosted investor confidence. A weaker U.S. dollar against most major emerging market currencies further enhanced performance. However, global financial markets, including emerging markets, experienced substantial fund outflows in early May, triggered by U.S. inflationary pressures and increased uncertainty over the U.S. Federal Reserve Board's monetary policy. Investors seemed to become risk averse, causing less predictable asset classes such as commodities to retreat, exerting further downward pressure on equity markets. Emerging market stock performance contrasted with solid economic fundamentals, and eventually brought back some investors apparently searching for bargains, which helped stock prices recover in June. Strong economic growth data and signals of a possible end to U.S. interest rate hikes further bolstered investor confidence. Consequently, the MSCI EM Index returned +7.33% in U.S. dollar terms for the six-month period. 2

In Eastern Europe, the Russian stock market recorded the strongest gains during the reporting period. Investors continued to be drawn toward the country's strong economic growth, strengthening finances that resulted from high commodity prices, and stable political environment. Turkey's was one of the few emerging markets to end the six-month period in negative territory. This was largely due to uncertainty arising from the Turkish lira's weakness, relatively high inflation, a large external deficit and political instability. However, in Turkey's favor are strong economic fundamentals, substantial progress on structural reform implementation, International Monetary Fund support and continued European Union accession efforts. In Latin America, economies reported strong economic data and improved fiscal positions. Investors also focused attention on upcoming elections in many regional markets. In Asia, China, Indonesia and Singapore outperformed their regional peers while Taiwan, South Korea and Thailand underperformed mostly due to political turmoil.

2. Source: Standard & Poor's Micropal. Please see footnote 1 for a description of the MSCI EM Index.


4 | Semiannual Report

INVESTMENT STRATEGY

We employ a bottom-up, value-oriented, long-term investment approach. We focus on the market price of a company's securities relative to our evaluation of its long-term (typically five years) earnings, asset value and cash flow potential. We also consider a company's price/earnings ratio, profit margins and liquidation value. As we look for investments, we focus on specific companies and perform in-depth research to construct an "action list" from which we make our investment decisions. In choosing investments, we strongly believe in onsite visits to issuers of prospective investments to assess critical factors such as management strength and local conditions.

MANAGER'S DISCUSSION

During the six months under review, the Fund's performance, relative to the MSCI EM Index, benefited from our underweighted position in Israel and our only holding in Croatia, Pliva, which is not represented in the index. Stock selection in Brazil and Russia further enhanced relative performance. The lack of exposure to Egypt also supported performance as that market underperformed the benchmark during the reporting period. In Israel, a significant contributor to relative performance was the Fund's underweighted position in Teva Pharmaceutical Industries, which underperformed the index. Key overweighted Brazilian and Russian holdings that outperformed the MSCI EM Index were Souza Cruz, Centrais Eletricas Brasileiras (Eletrobras), ZAO Polyus Gold (not in the index), and Mining and Metallurgical Co. Norilsk Nickel.

On the other hand, our underweighted allocation to India and overweighted allocation to Turkey had a negative effect on the Fund during the six months under review. The Fund's South Korean exposure had an adverse impact on relative performance as some holdings underperformed the index. We held overweighted positions in Kangwon Land and Hyundai Development, which were among some South Korean stocks that declined in value during the period. However, we remained confident of their companies' corporate fundamentals and sought to use the share price declines as an opportunity to build our positions at what we considered attractive prices. A significant drop in Turkish stock prices hurt the Fund's investments in Turkey and led to the country's underperformance against its emerging markets peers. However, in line with our investment strategy, we increased the Fund's exposure to selected Turkish stocks as we remained confident in their corporate fundamentals.

TOP 10 COUNTRIES
6/30/06

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                                      NET ASSETS
--------------------------------------------------------------------------------
South Korea                                                              16.2%
--------------------------------------------------------------------------------
China                                                                    12.2%
--------------------------------------------------------------------------------
Taiwan                                                                   12.0%
--------------------------------------------------------------------------------
Brazil                                                                   10.6%
--------------------------------------------------------------------------------
South Africa                                                              9.6%
--------------------------------------------------------------------------------
Turkey                                                                    7.1%
--------------------------------------------------------------------------------
Russia                                                                    7.1%
--------------------------------------------------------------------------------
Thailand                                                                  3.1%
--------------------------------------------------------------------------------
Mexico                                                                    2.7%
--------------------------------------------------------------------------------
Hungary                                                                   2.5%
--------------------------------------------------------------------------------


                                                           Semiannual Report | 5

TOP 10 EQUITY HOLDINGS
6/30/06

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                              NET ASSETS
--------------------------------------------------------------------------------
Samsung Electronics Co. Ltd.                                              5.0%
  SEMICONDUCTORS & SEMICONDUCTOR
  EQUIPMENT, SOUTH KOREA
--------------------------------------------------------------------------------
LUKOIL, ADR & ADR (London Exchange)                                       3.7%
  OIL, GAS & CONSUMABLE FUELS, RUSSIA
--------------------------------------------------------------------------------
PetroChina Co. Ltd., H, ord. & 144A                                       3.5%
  OIL, GAS & CONSUMABLE FUELS, CHINA
--------------------------------------------------------------------------------
Petroleo Brasileiro SA, ADR, pfd.                                         3.5%
  OIL, GAS & CONSUMABLE FUELS, BRAZIL
--------------------------------------------------------------------------------
Remgro Ltd.                                                               2.1%
  DIVERSIFIED FINANCIAL SERVICES,
  SOUTH AFRICA
--------------------------------------------------------------------------------
Anglo American PLC                                                        2.0%
  METALS & MINING, SOUTH AFRICA
--------------------------------------------------------------------------------
Companhia Vale do Rio Doce,
ADR, pfd., A                                                              1.9%
  METALS & MINING, BRAZIL
--------------------------------------------------------------------------------
Taiwan Semiconductor
Manufacturing Co. Ltd.                                                    1.9%
  SEMICONDUCTORS & SEMICONDUCTOR
  EQUIPMENT, TAIWAN
--------------------------------------------------------------------------------
China Mobile Ltd.                                                         1.7%
  WIRELESS TELECOMMUNICATION
  SERVICES, CHINA
--------------------------------------------------------------------------------
CNOOC Ltd.                                                                1.6%
  OIL, GAS & CONSUMABLE FUELS, CHINA
--------------------------------------------------------------------------------

It is important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar increases compared with a foreign currency, an investment traded in that foreign currency will decrease in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended June 30, 2006, the U.S. dollar fell in value relative to most non-U.S. currencies. As a result, the Fund's performance was positively affected by the portfolio's investments predominantly in securities with non-U.S. currency exposure. However, one cannot expect the same results in future periods.

During the first half of 2006, we focused on portfolio alignment seeking to position the Fund to benefit from developments in the global economy as well as in individual emerging markets. A dominant theme during the period was sustained high commodity prices despite an oil price correction in May. We therefore significantly increased the Fund's exposure to stocks in the energy and metals and mining sectors, as we believed such companies could benefit from higher revenues and subsequent greater earnings. This led to selective purchases in Russian, Brazilian, China H (Hong Kong-listed companies) and Red Chip (Hong Kong-listed companies with significant exposure to China) shares. Key oil and gas additions included Russia's Lukoil, one of the world's largest vertically integrated oil companies; Petroleo Brasileiro (Petrobras), Brazil's national oil and gas company; Companhia Vale do Rio Doce, a Brazilian mining giant that is among the world's largest iron ore producers; CNOOC, China's largest offshore oil and natural gas exploration and production company; and PetroChina, a dominant player in the oil and gas exploration, development and production industry. Our semiconductor industry holdings also increased through a new purchase and additional shares of some South Korean and Taiwanese companies.

The market correction in May provided us an opportunity to build positions in value stocks that we deemed were oversold not due to poor fundamentals but lowered market expectations. As a result, we made substantial purchases in Turkey and South Africa. Key additions in Turkey included Akbank and Turkiye Vakiflar Bankasi, two major commercial and consumer banks, and Tupras-Turkiye Petrol Rafineleri, Turkey's largest industrial company with a dominant market share in oil refining. In South Africa, we bought shares of MTN Group, a dominant regional wireless telecommunication services provider, and JD Group, South Africa's leading furniture retailer. We believed higher personal incomes and strong consumer demand in these countries could lead to greater consumption of products and services offered by these market sectors. As certain stocks approached their sell targets, we reduced the Fund's


6 | Semiannual Report
exposure to Singapore and India. The Fund's investments in the food products, metals and mining, and machinery industries were also trimmed via the sale of Uni-President Enterprises, a Taiwanese food and beverage manufacturer and distributor; CJ Corporation, a key food producer in South Korea; POSCO, one of the world's largest steel producers; and Daewoo Shipbuilding and Marine Engineering, a major South Korean shipbuilder.

We thank you for your continued participation in Templeton Developing Markets Trust and look forward to serving your future investment needs.

[PHOTO]     /s/ Mark Mobius

            Mark Mobius
            President and Chief Executive Officer -
            Investment Management
            Templeton Developing Markets Trust

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                           Semiannual Report | 7

Performance Summary as of 6/30/06

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------------------------
CLASS A (SYMBOL: TEDMX)                                    CHANGE         6/30/06         12/31/05
--------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      +$1.29          $24.71          $23.42
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/06-6/30/06)
--------------------------------------------------------------------------------------------------
Dividend Income                          $0.1543
--------------------------------------------------------------------------------------------------
CLASS B (SYMBOL: TDMBX)                                    CHANGE         6/30/06         12/31/05
--------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      +$1.18          $24.21          $23.03
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/06-6/30/06)
--------------------------------------------------------------------------------------------------
Dividend Income                          $0.1542
--------------------------------------------------------------------------------------------------
CLASS C (SYMBOL: TDMTX)                                    CHANGE         6/30/06         12/31/05
--------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      +$1.18          $24.18          $23.00
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/06-6/30/06)
--------------------------------------------------------------------------------------------------
Dividend Income                          $0.1541
--------------------------------------------------------------------------------------------------
CLASS R (SYMBOL: TDMRX)                                    CHANGE         6/30/06         12/31/05
--------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      +$1.24          $24.44          $23.20
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/06-6/30/06)
--------------------------------------------------------------------------------------------------
Dividend Income                          $0.1542
--------------------------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: TDADX)                              CHANGE         6/30/06         12/31/05
--------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      +$1.33          $24.73          $23.40
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/06-6/30/06)
--------------------------------------------------------------------------------------------------
Dividend Income                          $0.1544
--------------------------------------------------------------------------------------------------


8 | Semiannual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

-------------------------------------------------------------------------------------------------------------
CLASS A                                   6-MONTH            1-YEAR            5-YEAR            10-YEAR
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                   +6.14%           +27.90%          +147.94%          +101.36%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2               +0.03%           +20.57%           +18.50%            +6.61%
-------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3             $10,003           $12,057           $23,370           $18,973
-------------------------------------------------------------------------------------------------------------
CLASS B                                   6-MONTH            1-YEAR            5-YEAR      INCEPTION (1/1/99)
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                   +5.76%           +27.02%          +140.15%          +145.63%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2               +1.76%           +23.02%           +18.95%           +12.74%
-------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3             $10,176           $12,302           $23,815           $24,563
-------------------------------------------------------------------------------------------------------------
CLASS C                                   6-MONTH            1-YEAR            5-YEAR            10-YEAR
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                   +5.77%           +27.05%          +139.99%           +88.32%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2               +4.77%           +26.05%           +19.14%            +6.53%
-------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3             $10,477           $12,605           $23,999           $18,832
-------------------------------------------------------------------------------------------------------------
CLASS R                                   6-MONTH            1-YEAR            3-YEAR      INCEPTION (1/1/02)
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                   +5.98%           +27.62%          +127.00%          +162.26%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2               +5.98%           +27.62%           +31.42%           +23.95%
-------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3             $10,598           $12,762           $22,700           $26,226
-------------------------------------------------------------------------------------------------------------
ADVISOR CLASS 4                           6-MONTH            1-YEAR            5-YEAR           10-YEAR
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                   +6.23%           +28.24%          +152.66%          +107.43%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2               +6.23%           +28.24%           +20.37%            +7.57%
-------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3             $10,623           $12,824           $25,266           $20,743
-------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                           Semiannual Report | 9

ENDNOTES

THE FUND INVESTS IN FOREIGN SECURITIES, WHICH CAN INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THESE MARKETS' SMALLER SIZE AND LESSER LIQUIDITY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:    Shares are available to certain eligible investors as
                  described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +96.23% and +7.36%.


10 | Semiannual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 11

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

------------------------------------------------------------------------------------------------------------------
                                                 BEGINNING ACCOUNT       ENDING ACCOUNT      EXPENSES PAID DURING
CLASS A                                             VALUE 1/1/06          VALUE 6/30/06     PERIOD* 1/1/06-6/30/06
------------------------------------------------------------------------------------------------------------------
Actual                                                 $1,000               $1,061.40               $ 9.35
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)               $1,000               $1,015.72               $ 9.15
------------------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------------------
Actual                                                 $1,000               $1,057.60               $12.96
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)               $1,000               $1,012.20               $12.67
------------------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------------------
Actual                                                 $1,000               $1,057.70               $12.96
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)               $1,000               $1,012.20               $12.67
------------------------------------------------------------------------------------------------------------------
CLASS R
------------------------------------------------------------------------------------------------------------------
Actual                                                 $1,000               $1,059.80               $10.42
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)               $1,000               $1,014.68               $10.19
------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
------------------------------------------------------------------------------------------------------------------
Actual                                                 $1,000               $1,062.30               $ 7.93
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)               $1,000               $1,017.11               $ 7.75
------------------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      1.83%; B: 2.54%; C: 2.54%; R: 2.04%; and Advisor: 1.55%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


12 | Semiannual Report

Templeton Developing Markets Trust

FINANCIAL HIGHLIGHTS

                                        ------------------------------------------------------------------------------------------
                                        SIX MONTHS ENDED
                                          JUNE 30, 2006                              YEAR ENDED DECEMBER 31,
CLASS A                                    (UNAUDITED)         2005            2004            2003          2002          2001
                                        ------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
the period)
Net asset value, beginning of period ..    $    23.42       $    18.53      $    14.95      $    10.00    $     9.88    $    10.59
                                           ---------------------------------------------------------------------------------------
Income from investment operations a:
 Net investment income b ..............          0.19             0.28            0.18            0.22          0.10          0.11
 Net realized and unrealized gains
  (losses) ............................          1.25             4.90            3.66            4.98          0.07         (0.72)
                                           ---------------------------------------------------------------------------------------
Total from investment operations ......          1.44             5.18            3.84            5.20          0.17         (0.61)
                                           ---------------------------------------------------------------------------------------
Less distributions from net
investment income .....................         (0.15)           (0.29)          (0.26)          (0.25)        (0.05)        (0.10)
                                           ---------------------------------------------------------------------------------------
Redemption fees .......................            -- d             -- d            -- d            -- d          --            --
                                           ---------------------------------------------------------------------------------------
Net asset value, end of period ........    $    24.71       $    23.42      $    18.53      $    14.95    $    10.00    $     9.88
                                           =======================================================================================
Total return c ........................          6.14%           28.20%          25.45%          53.14%         1.68%        (5.76)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .....    $4,231,699       $3,395,151      $2,305,376      $1,873,277    $1,168,340    $1,221,011
Ratios to average net assets:
 Expenses .............................          1.83% e,f        1.97% f         2.03% f         2.17%         2.24%         2.21%
 Net investment income ................          1.47% e          1.36%           1.12%           1.85%         0.96%         1.07%
Portfolio turnover rate ...............         25.99%           34.76%          58.74%          48.60%        49.05%        61.45%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount is less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction is less than 0.01%.


                     Semiannual Report | See notes to financial statements. | 13

Templeton Developing Markets Trust

                                                    ----------------------------------------------------------------------------
                                                    SIX MONTHS ENDED
                                                      JUNE 30, 2006                      YEAR ENDED DECEMBER 31,
CLASS B                                                (UNAUDITED)       2005         2004         2003        2002        2001
                                                    ----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............       $ 23.03       $ 18.24      $ 14.74      $  9.82     $  9.77     $ 10.44
                                                         -----------------------------------------------------------------------
Income from investment operations a:
 Net investment income b .........................          0.09          0.15         0.06         0.13        0.03        0.04
 Net realized and unrealized gains (losses) ......          1.24          4.80         3.61         4.93        0.07       (0.70)
                                                         -----------------------------------------------------------------------
Total from investment operations .................          1.33          4.95         3.67         5.06        0.10       (0.66)
                                                         -----------------------------------------------------------------------
Less distributions from net investment income ....         (0.15)        (0.16)       (0.17)       (0.14)      (0.05)      (0.01)
                                                         -----------------------------------------------------------------------
Redemption fees ..................................            -- d          -- d         -- d         -- d        --          --
                                                         -----------------------------------------------------------------------
Net asset value, end of period ...................       $ 24.21       $ 23.03      $ 18.24      $ 14.74     $  9.82     $  9.77
                                                         =======================================================================
Total return c ...................................          5.76%        27.35%       24.70%       52.17%       0.98%      (6.32)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ................       $49,164       $46,965      $36,992      $26,062     $12,377     $11,027
Ratios to average net assets:
 Expenses ........................................          2.54% e,f     2.62% f      2.68% f      2.82%       2.88%       2.86%
 Net investment income ...........................          0.76% e       0.71%        0.47%        1.20%       0.32%       0.42%
Portfolio turnover rate ..........................         25.99%        34.76%       58.74%       48.60%      49.05%      61.45%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount is less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction is less than 0.01%.


14 | See notes to financial statements. | Semiannual Report

Templeton Developing Markets Trust

                                                   -----------------------------------------------------------------------------
                                                   SIX MONTHS ENDED
                                                     JUNE 30, 2006                      YEAR ENDED DECEMBER 31,
CLASS C                                               (UNAUDITED)       2005         2004         2003        2002        2001
                                                   -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............      $  23.00       $  18.22     $  14.72     $   9.79    $   9.73    $  10.39
                                                       -------------------------------------------------------------------------
Income from investment operations a:
 Net investment income b ........................          0.09           0.14         0.05         0.14        0.03        0.04
 Net realized and unrealized gains (losses) .....          1.24           4.81         3.60         4.90        0.08       (0.70)
                                                       -------------------------------------------------------------------------
Total from investment operations ................          1.33           4.95         3.65         5.04        0.11       (0.66)
                                                       -------------------------------------------------------------------------
Less distributions from net investment income ...         (0.15)         (0.17)       (0.15)       (0.11)      (0.05)        --g
                                                       -------------------------------------------------------------------------
Redemption fees .................................            -- d           -- d         -- d         -- d        --          --
                                                       -------------------------------------------------------------------------
Net asset value, end of period ..................      $  24.18       $  23.00     $  18.22     $  14.72    $   9.79    $   9.73
                                                       =========================================================================
Total return c ..................................          5.77%         27.31%       24.72%       52.25%       0.98%      (6.34)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............      $414,279       $364,355     $258,365     $208,581    $127,808    $139,099
Ratios to average net assets:
 Expenses .......................................          2.54% e,f      2.63% f      2.69% f      2.82%       2.89%       2.86%
 Net investment income ..........................          0.76% e        0.70%        0.46%        1.20%       0.31%       0.43%
Portfolio turnover rate .........................         25.99%         34.76%       58.74%       48.60%      49.05%      61.45%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount is less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction is less than 0.01%.

g     Actual distribution from net investment income was $0.001.


                     Semiannual Report | See notes to financial statements. | 15

Templeton Developing Markets Trust

                                                       -----------------------------------------------------------------
                                                       SIX-MONTHS ENDED
                                                         JUNE 30, 2006                     YEAR ENDED DECEMBER 31,
CLASS R                                                   (UNAUDITED)       2005         2004         2003        2002 g
                                                       -----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ................       $ 23.20       $ 18.39      $ 14.85      $  9.98      $  9.93
                                                            ------------------------------------------------------------
Income from investment operations a:
 Net investment income b ............................          0.16          0.20         0.16         0.17         0.03
 Net realized and unrealized gains (losses) .........          1.23          4.90         3.64         4.98         0.07
                                                            ------------------------------------------------------------
Total from investment operations ....................          1.39          5.10         3.80         5.15         0.10
                                                            ------------------------------------------------------------
Less distributions from net investment income .......         (0.15)        (0.29)       (0.26)       (0.28)       (0.05)
                                                            ------------------------------------------------------------
Redemption fees .....................................            -- d          -- d         -- d         -- d         --
                                                            ------------------------------------------------------------
Net asset value, end of period ......................       $ 24.44       $ 23.20      $ 18.39      $ 14.85      $  9.98
                                                            ============================================================
Total return c ......................................          5.98%        28.03%       25.28%       52.82%        0.96%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...................       $26,519       $16,183      $ 5,220      $ 1,688      $   381
Ratios to average net assets:
 Expenses ...........................................          2.04% e,f     2.13% f      2.18% f      2.32%        2.39% e
 Net investment income ..............................          1.26% e       1.20%        0.97%        1.70%        0.81% e
Portfolio turnover rate .............................         25.99%        34.76%       58.74%       48.60%       49.05%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount is less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction is less than 0.01%.

g     For the period January 2, 2002 (effective date) to December 31, 2002.


16 | See notes to financial statements. | Semiannual Report

Templeton Developing Markets Trust

                                                    -----------------------------------------------------------------------------
                                                    SIX MONTHS ENDED
                                                      JUNE 30, 2006                       YEAR ENDED DECEMBER 31,
ADVISOR CLASS                                          (UNAUDITED)       2005         2004         2003        2002        2001
                                                    -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............      $  23.40       $  18.51     $  14.93     $  10.01    $   9.84    $  10.55
                                                        --------       --------     --------     --------    --------    --------
Income from investment operations a:
 Net investment income b .........................          0.22           0.32         0.24         0.26        0.12        0.14
 Net realized and unrealized gains (losses) ......          1.26           4.92         3.65         4.99        0.10       (0.71)
                                                                                                                         --------
Total from investment operations .................          1.48           5.24         3.89         5.25        0.22       (0.57)
                                                                                                                         --------
Less distributions from net investment income ....         (0.15)         (0.35)       (0.31)       (0.33)      (0.05)      (0.14)
                                                                                                                         --------
Redemption fees ..................................            -- d           -- d         -- d         -- d        --          --
                                                                                                                         --------
Net asset value, end of period ...................      $  24.73       $  23.40     $  18.51     $  14.93    $  10.01    $   9.84
                                                        ========       ========     ========     ========    ========    ========
Total return c ...................................          6.23%         28.63%       25.98%       53.72%       2.20%      (5.43)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ................      $368,242       $343,823     $199,101     $203,660    $130,459    $ 81,320
Ratios to average net assets:
 Expenses ........................................          1.55% e,f      1.63% f      1.68% f      1.82%       1.89%       1.87%
 Net investment income ...........................          1.75% e        1.70%        1.47%        2.20%       1.31%       1.40%
Portfolio turnover rate ..........................         25.99%         34.76%       58.74%       48.60%      49.05%      61.45%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c     Total return is not annualized for periods less than one year.

d     Amount is less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction is less than 0.01%.


                     Semiannual Report | See notes to financial statements. | 17

Templeton Developing Markets Trust

STATEMENT OF INVESTMENTS, JUNE 30, 2006 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                      INDUSTRY                       SHARES/RIGHTS        VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 98.4%
  COMMON STOCKS AND RIGHTS 89.4%
  ARGENTINA 0.1%
  Banco Macro Bansud SA, ADR ....................                 Commercial Banks                          72,800   $    1,482,208
a Grupo Financiero Galicia SA, ADR ..............                 Commercial Banks                         163,200        1,020,000
a Ternium SA, ADR ...............................                  Metals & Mining                         122,800        2,968,076
                                                                                                                     --------------
                                                                                                                          5,470,284
                                                                                                                     --------------
  AUSTRIA 0.7%
  Erste Bank der oesterreichischen
    Sparkassen AG ...............................                 Commercial Banks                         227,946       12,830,397
  Wienerberger AG ...............................                 Building Products                        474,999       22,573,919
                                                                                                                     --------------
                                                                                                                         35,404,316
                                                                                                                     --------------
  BRAZIL 1.9%
  Centrais Eletricas Brasileiras SA
    (Non Taxable) ...............................                Electric Utilities                  1,251,948,148       27,167,262
  Centrais Eletricas Brasileiras SA
    (Taxable) ...................................                Electric Utilities                    538,847,500       11,692,986
  Companhia de Bebidas das Americas
    (AmBev) .....................................                     Beverages                         42,247,000       15,604,414
a Companhia de Bebidas das Americas
    (AmBev), rts., 7/25/06 ......................                     Beverages                             19,342              333
  Souza Cruz SA (Non Taxable) ...................                      Tobacco                           2,734,534       40,666,393
  Souza Cruz SA (Taxable) .......................                      Tobacco                              17,600          261,737
                                                                                                                     --------------
                                                                                                                         95,393,125
                                                                                                                     --------------
  CHINA 12.2%
  Aluminum Corp. of China Ltd., H ...............                  Metals & Mining                      96,092,000       71,143,973
  Anhui Conch Cement Co. Ltd., H ................              Construction Materials                    8,734,000       14,226,129
  China Mobile (Hong Kong) Ltd. .................        Wireless Telecommunication Services            15,308,000       87,515,397
  China Petroleum and Chemical Corp., H .........            Oil, Gas & Consumable Fuels                49,870,000       28,574,749
  China Telecom Corp. Ltd., H ...................      Diversified Telecommunication Services           66,038,000       21,257,734
  China Travel International Investment
    Hong Kong Ltd. ..............................           Hotels, Restaurants & Leisure               79,210,000       19,072,370
  Chongqing Changan Automobile Co. ..............
    Ltd., B .....................................                    Automobiles                         7,774,109        3,993,986
  Citic Pacific Ltd. ............................             Industrial Conglomerates                   4,589,764       13,533,461
  CNOOC Ltd. ....................................            Oil, Gas & Consumable Fuels               103,337,000       82,495,561
  Datang International Power Generation Co. .....
    Ltd., H .....................................   Independent Power Producers & Energy Traders        19,162,000       13,323,479
  Denway Motors Ltd. ............................                    Automobiles                        76,690,386       25,674,223
  Huadian Power International Corp. .............
    Ltd., H .....................................   Independent Power Producers & Energy Traders        22,226,000        6,296,034
  Huaneng Power International Inc., H ...........   Independent Power Producers & Energy Traders        26,980,000       17,890,901
  PetroChina Co. Ltd., H ........................            Oil, Gas & Consumable Fuels               142,499,000      152,290,548
b PetroChina Co. Ltd., H, 144A ..................            Oil, Gas & Consumable Fuels                26,450,000       28,267,462
  Shanghai Industrial Holdings Ltd. .............             Industrial Conglomerates                  11,918,000       23,248,720
a TCL Multimedia Technology Holdings Ltd. .......                Household Durables                      2,171,386          229,263
  Travelsky Technology Ltd., H ..................                    IT Services                        10,309,000       11,813,799
                                                                                                                     --------------
                                                                                                                        620,847,789
                                                                                                                     --------------


18 | Semiannual Report

Templeton Developing Markets Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                      INDUSTRY                       SHARES/RIGHTS        VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    COMMON STOCKS AND RIGHTS (CONTINUED)
    CROATIA 1.0%
a,c Pliva d.d., GDR, Reg S ......................                  Pharmaceuticals                       1,838,850   $   49,796,058
                                                                                                                     --------------
    CZECH REPUBLIC 0.2%
    Philip Morris CR AS .........................                      Tobacco                              19,661       10,839,690
                                                                                                                     --------------
    FINLAND 0.4%
    Nokian Renkaat OYJ ..........................                  Auto Components                       1,485,140       19,530,616
                                                                                                                     --------------
    HONG KONG 1.6%
    Cheung Kong (Holdings) Ltd. .................                    Real Estate                         3,998,000       43,319,152
    Cheung Kong Infrastructure Holdings Ltd. ....                Electric Utilities                      2,571,000        7,431,927
    Dairy Farm International Holdings Ltd. ......             Food & Staples Retailing                   4,008,054       12,585,290
    Hopewell Holdings Ltd. ......................           Transportation Infrastructure                1,392,000        3,925,242
    MTR Corp. Ltd. ..............................                    Road & Rail                         6,891,295       16,637,388
                                                                                                                     --------------
                                                                                                                         83,898,999
                                                                                                                     --------------
    HUNGARY 2.5%
    BorsodChem Rt ...............................                     Chemicals                            758,166        8,733,968
    Gedeon Richter Ltd. .........................                  Pharmaceuticals                          88,158       16,213,629
  a Magyar Telekom PLC ..........................      Diversified Telecommunication Services            9,268,179       35,268,255
    MOL Magyar Olaj-es Gazipari Rt ..............            Oil, Gas & Consumable Fuels                   632,010       64,980,465
                                                                                                                     --------------
                                                                                                                        125,196,317
                                                                                                                     --------------
    INDIA 2.1%
    Gail India Ltd. .............................                   Gas Utilities                        2,775,840       15,415,956
    Himatsingka Seide Ltd. ......................         Textiles, Apparel & Luxury Goods               1,985,843        4,023,193
    Hindustan Petroleum Corp. Ltd. ..............            Oil, Gas & Consumable Fuels                 4,911,041       25,208,155
    Indian Oil Corp. Ltd. .......................            Oil, Gas & Consumable Fuels                 2,016,259       17,578,544
    Oil & Natural Gas Corp. Ltd. ................            Oil, Gas & Consumable Fuels                 1,504,804       36,342,591
  b Oil & Natural Gas Corp. Ltd., 144A ..........            Oil, Gas & Consumable Fuels                   386,240        9,328,100
                                                                                                                     --------------
                                                                                                                        107,896,539
                                                                                                                     --------------
    INDONESIA 0.6%
    PT Astra International Tbk ..................                    Automobiles                        22,982,000       24,190,273
    PT Bank Danamon Indonesia Tbk ...............                 Commercial Banks                      19,802,500        8,497,780
                                                                                                                     --------------
                                                                                                                         32,688,053
                                                                                                                     --------------
    ISRAEL 0.3%
  a Israel Discount Bank ........................                 Commercial Banks                       1,799,193        3,075,964
  a Taro Pharmaceutical Industries Ltd. .........                  Pharmaceuticals                         979,623       10,393,800
                                                                                                                     --------------
                                                                                                                         13,469,764
                                                                                                                     --------------
    MALAYSIA 2.0%
    Maxis Communications Bhd ....................        Wireless Telecommunication Services            17,944,500       41,754,109
    Resorts World Bhd ...........................           Hotels, Restaurants & Leisure                7,542,700       24,016,762
    Sime Darby Bhd ..............................             Industrial Conglomerates                  14,969,300       22,406,083
    Tanjong PLC .................................           Hotels, Restaurants & Leisure                1,718,300        6,312,981
    YTL Power International Bhd .................                  Water Utilities                      11,064,688        5,871,858
                                                                                                                     --------------
                                                                                                                        100,361,793
                                                                                                                     --------------


                                                          Semiannual Report | 19

Templeton Developing Markets Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                      INDUSTRY                       SHARES/RIGHTS        VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  COMMON STOCKS AND RIGHTS (CONTINUED)
  MEXICO 2.7%
  Fomento Economico Mexicano SA de CV,
    ADR .........................................                     Beverages                            466,810   $   39,081,333
  Grupo Bimbo SA de CV, A .......................                   Food Products                        2,267,438        6,791,824
  Kimberly Clark de Mexico SA de CV, A ..........                Household Products                     18,505,712       58,578,998
  Telefonos de Mexico SA de CV, L, ADR ..........      Diversified Telecommunication Services            1,534,240       31,958,219
                                                                                                                     --------------
                                                                                                                        136,410,374
                                                                                                                     --------------
  PANAMA 0.2%
  Banco Latinoamericano de Exportaciones
    SA, E .......................................                 Commercial Banks                         718,800       11,234,844
                                                                                                                     --------------
  PERU 0.2%
  Compania de Minas Buenaventura SA,
    ADR .........................................                  Metals & Mining                         379,600       10,355,488
                                                                                                                     --------------
  PHILIPPINES 0.6%
  San Miguel Corp., B ...........................                     Beverages                         22,847,236       31,451,032
                                                                                                                     --------------
  POLAND 1.2%
  Polski Koncern Naftowy Orlen SA ...............            Oil, Gas & Consumable Fuels                 2,318,128       38,668,298
  Telekomunikacja Polska SA .....................      Diversified Telecommunication Services            3,865,510       24,332,043
                                                                                                                     --------------
                                                                                                                         63,000,341
                                                                                                                     --------------
  PORTUGAL 0.2%
a Jeronimo Martins SGPS SA ......................             Food & Staples Retailing                     557,451        9,520,142
                                                                                                                     --------------
  RUSSIA 6.9%
  Gazprom .......................................            Oil, Gas & Consumable Fuels                 4,564,650       47,928,825
  LUKOIL, ADR ...................................            Oil, Gas & Consumable Fuels                 1,602,032      133,369,164
  LUKOIL, ADR (London Exchange) .................            Oil, Gas & Consumable Fuels                   645,346       53,821,856
  Mining and Metallurgical Co. ..................
    Norilsk Nickel ..............................                  Metals & Mining                         561,520       72,997,600
a Mobile Telesystems, ADR .......................        Wireless Telecommunication Services             1,082,600       31,871,744
a ZAO Polyus Gold Co. ...........................                  Metals & Mining                         217,565        9,355,295
                                                                                                                     --------------
                                                                                                                        349,344,484
                                                                                                                     --------------
  SINGAPORE 1.0%
  ComfortDelGro Corp. Ltd. ......................                    Road & Rail                        21,755,000       21,031,941
  Fraser and Neave Ltd. .........................             Industrial Conglomerates                  12,122,980       30,640,667
                                                                                                                     --------------
                                                                                                                         51,672,608
                                                                                                                     --------------
  SOUTH AFRICA 9.6%
  Anglo American PLC ............................                  Metals & Mining                       2,551,592      104,348,369
  Edgars Consolidated Stores Ltd. ...............                 Specialty Retail                       4,945,423       19,967,922
a Imperial Holdings Ltd. ........................              Air Freight & Logistics                   1,083,228       20,395,506
  JD Group Ltd. .................................                 Specialty Retail                       1,877,171       17,378,886
  Massmart Holdings Ltd. ........................             Food & Staples Retailing                   2,137,029       14,008,419
  MTN Group Ltd. ................................        Wireless Telecommunication Services             4,528,800       33,413,322
  Nampak Ltd. ...................................              Containers & Packaging                    4,281,595       10,898,063
  Nedbank Group Ltd. ............................                 Commercial Banks                       4,077,728       64,265,448
  Old Mutual PLC ................................                     Insurance                         26,959,544       81,388,179
  Remgro Ltd. ...................................          Diversified Financial Services                5,773,730      108,718,450


20 | Semiannual Report

Templeton Developing Markets Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                      INDUSTRY                       SHARES/RIGHTS        VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    COMMON STOCKS AND RIGHTS (CONTINUED)
    SOUTH AFRICA (CONTINUED)
    Sappi Ltd. ..................................              Paper & Forest Products                   1,079,763   $   13,516,865
                                                                                                                     --------------
                                                                                                                        488,299,429
                                                                                                                     --------------
    SOUTH KOREA 16.2%
    Daewoo Shipbuilding & Marine Engineering
      Co. Ltd. ..................................                     Machinery                            628,450       18,480,901
    Hana Financial Group Inc. ...................                 Commercial Banks                       1,425,569       67,014,890
    Hite Brewery Co. Ltd. .......................                     Beverages                            154,090       15,413,060
    Hyundai Development Co. .....................            Construction & Engineering                  1,435,780       62,046,883
    Hyundai Motor Co. Ltd. ......................                    Automobiles                            73,750        6,265,349
    Kangwon Land Inc. ...........................           Hotels, Restaurants & Leisure                3,473,566       59,311,483
    Kookmin Bank ................................                 Commercial Banks                         265,100       21,794,783
    Korea Gas Corp. .............................                   Gas Utilities                          396,460       13,580,975
    LG Card Co. Ltd. ............................                 Consumer Finance                       1,164,810       57,641,981
    LG Chem Ltd. ................................                     Chemicals                            486,270       16,913,739
    LG Corp. ....................................             Industrial Conglomerates                     682,600       20,037,323
    LG Electronics Inc. .........................                Household Durables                        510,660       30,949,091
    LG Petrochemical Co. Ltd. ...................                     Chemicals                            342,200        6,672,675
a,b Lotte Shopping Co. Ltd., GDR, 144A ..........                 Multiline Retail                       2,106,000       40,372,020
    Samsung Electronics Co. Ltd. ................     Semiconductors & Semiconductor Equipment             404,031      256,791,244
    Samsung Fine Chemicals Co. Ltd. .............                     Chemicals                            570,740       14,467,770
    Shinhan Financial Group Co. Ltd. ............                 Commercial Banks                         699,000       32,785,771
    SK Corp. ....................................            Oil, Gas & Consumable Fuels                   705,850       45,382,714
    SK Telecom Co. Ltd. .........................        Wireless Telecommunication Services               186,447       40,089,790
                                                                                                                     --------------
                                                                                                                        826,012,442
                                                                                                                     --------------
    SWEDEN 0.7%
    Oriflame Cosmetics SA, SDR ..................                 Personal Products                      1,146,884       38,176,068
                                                                                                                     --------------
    TAIWAN 12.0%
    Asustek Computer Inc. .......................              Computers & Peripherals                  10,643,000       26,140,183
    AU Optronics Corp. ..........................        Electronic Equipment & Instruments             16,676,000       23,544,285
  a BenQ Corp. ..................................              Computers & Peripherals                  12,568,000        7,804,402
    China Motor Corp. ...........................                    Automobiles                        11,176,000       11,221,404
    Chinatrust Financial Holding Co. Ltd. .......                 Commercial Banks                      25,707,809       21,324,889
    Chunghwa Telecom Co. Ltd. ...................      Diversified Telecommunication Services           17,728,000       32,040,039
    D-Link Corp. ................................             Communications Equipment                  22,846,893       24,916,055
    LITE-ON IT Corp. ............................              Computers & Peripherals                   3,337,000        3,902,110
    Lite-On Technology Corp. ....................              Computers & Peripherals                  23,855,658       35,339,259
    MediaTek Inc. ...............................     Semiconductors & Semiconductor Equipment           2,581,000       23,921,405
    Mega Financial Holding Co. Ltd. .............                 Commercial Banks                     111,214,308       82,289,345
    President Chain Store Corp. .................             Food & Staples Retailing                  10,510,164       23,053,946
    Realtek Semiconductor Corp. .................     Semiconductors & Semiconductor Equipment          27,149,450       28,517,889
    Siliconware Precision Industries Co. ........     Semiconductors & Semiconductor Equipment          17,363,258       21,349,697
    Sunplus Technology Co. Ltd. .................     Semiconductors & Semiconductor Equipment          19,916,866       22,059,090
    Synnex Technology International Corp. .......        Electronic Equipment & Instruments             17,928,240       19,496,549
    Taiwan Mobile Co. Ltd. ......................        Wireless Telecommunication Services            54,608,106       54,323,834
    Taiwan Semiconductor Manufacturing Co. ......
      Ltd .......................................     Semiconductors & Semiconductor Equipment          52,683,045       95,051,974


                                                          Semiannual Report | 21

Templeton Developing Markets Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                      INDUSTRY                       SHARES/RIGHTS        VALUE
------------------------------------------------------------------------------------------------------------------------------------
        LONG TERM INVESTMENTS (CONTINUED)
        COMMON STOCKS AND RIGHTS (CONTINUED)
        TAIWAN (CONTINUED)
        Uni-President Enterprises Corp. .........                   Food Products                       23,391,790   $   20,379,334
        United Microelectronics Corp. ...........     Semiconductors & Semiconductor Equipment          29,901,000       17,921,108
      a Yageo Corp. .............................        Electronic Equipment & Instruments             22,195,000        7,679,812
        Yang Ming Marine Transport Corp. ........                      Marine                            1,382,000          866,725
        Yuanta Core Pacific Securities Co. ......                  Capital Markets                      15,706,232       10,383,965
                                                                                                                     --------------
                                                                                                                        613,527,299
                                                                                                                     --------------
        THAILAND 3.1%
        Aromatics (Thailand) Public Co. Ltd., fgn.                    Chemicals                          6,507,800        4,677,695
        Bangkok Bank Public Co. Ltd., fgn .......                 Commercial Banks                       8,113,500       22,561,149
        Kasikornbank Public Co. Ltd., fgn .......                 Commercial Banks                      22,642,900       36,233,392
        Land and Houses Public Co. Ltd., fgn ....                Household Durables                     33,361,838        6,607,604
        Siam Cement Public Co. Ltd., fgn ........              Construction Materials                    5,068,113       30,844,759
        Siam Commercial Bank Public Co. Ltd.,
          fgn ...................................                 Commercial Banks                      11,391,000       17,630,352
        Thai Airways International Public Co.
          Ltd., fgn .............................                     Airlines                           6,226,700        6,452,116
      a Thai Beverages Co., Ltd. ................                     Beverages                         77,403,000       12,960,820
      a TMB Bank Public Co. Ltd., fgn ...........                 Commercial Banks                     217,743,100       19,420,949
      a True Corp. Public Co. Ltd., rts., 3/28/08      Diversified Telecommunication Services            2,258,595               --
                                                                                                                     --------------
                                                                                                                        157,388,836
                                                                                                                     --------------
        TURKEY 7.1%
        Akbank TAS ..............................                 Commercial Banks                      12,370,440       59,409,382
        Arcelik AS, Br ..........................                Household Durables                      6,344,829       36,284,804
      a KOC Holding AS ..........................             Industrial Conglomerates                   7,658,075       22,841,146
      a Migros Turk TAS .........................             Food & Staples Retailing                   1,806,685       14,499,146
        Tupras-Turkiye Petrol Rafineleri AS .....            Oil, Gas & Consumable Fuels                 4,740,040       79,375,078
      a Turk Hava Yollari Anonim Ortakligi ......                     Airlines                           1,015,000        3,495,577
    a,b Turk Hava Yollari Anonim Ortakligi, 144A                      Airlines                           6,362,000       21,910,205
        Turkcell Iletisim Hizmetleri AS .........        Wireless Telecommunication Services             8,311,977       38,080,147
        Turkiye Is Bankasi (Isbank), C ..........                 Commercial Banks                       5,224,466       25,750,923
        Turkiye Vakiflar Bankasi T.A.O. .........                 Commercial Banks                      14,762,919       57,838,924
                                                                                                                     --------------
                                                                                                                        359,485,332
                                                                                                                     --------------
        UNITED KINGDOM 2.1%
        HSBC Holdings PLC .......................                 Commercial Banks                       3,731,282       65,388,178
        Provident Financial PLC .................                 Consumer Finance                       3,714,808       42,248,091
                                                                                                                     --------------
                                                                                                                        107,636,269
                                                                                                                     --------------
        TOTAL COMMON STOCKS AND RIGHTS
          (COST $3,650,085,498) .................                                                                     4,554,308,331
                                                                                                                     --------------
        DIRECT EQUITY INVESTMENTS
          (COST $4,447,586) 0.1%
        HONG KONG 0.1%
a,d,e,f Mayfair Hanoi, Ltd., 30% equity owned
          through HEA Holdings Ltd., a wholly
          owned investment ......................                    Real Estate                                          4,847,692
                                                                                                                     --------------


22 | Semiannual Report

Templeton Developing Markets Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                      INDUSTRY                       SHARES/RIGHTS        VALUE
------------------------------------------------------------------------------------------------------------------------------------
  PREFERRED STOCKS 8.9%
  BRAZIL 8.7%
  Banco Bradesco SA, ADR, pfd. ..................                 Commercial Banks                       2,471,298   $   76,832,655
  Braskem SA, pfd., A ...........................                     Chemicals                          1,374,514        8,434,042
  Companhia Vale do Rio Doce, ADR, pfd., A ......                  Metals & Mining                       4,669,900       96,106,542
  Petroleo Brasileiro SA, ADR, pfd. .............            Oil, Gas & Consumable Fuels                 2,240,841      178,908,745
  Sadia SA, pfd. ................................                   Food Products                        4,721,438       12,534,405
  Suzano Bahia Sul Papel e Celulose SA,
    pfd., A .....................................              Paper & Forest Products                   2,111,868       12,412,429
  Unibanco - Uniao de Bancos Brasileiros
    SA, GDR, pfd. ...............................                 Commercial Banks                         738,800       49,048,932
  Usinas Siderurgicas de Minas Gerais SA,
    pfd., A .....................................                  Metals & Mining                         283,238       10,154,407
                                                                                                                     --------------
                                                                                                                        444,432,157
                                                                                                                     --------------
  RUSSIA 0.2%
  Surgutneftegaz, pfd. ..........................            Oil, Gas & Consumable Fuels                 7,973,050        8,371,703
                                                                                                                     --------------
  TOTAL PREFERRED STOCKS
    (COST $306,205,257) .........................                                                                       452,803,860
                                                                                                                     --------------
  TOTAL LONG TERM INVESTMENTS
    (COST $3,960,738,341)

                                                                                                 ------------------
                                                                                                  PRINCIPAL AMOUNT
                                                                                                 ------------------
  SHORT TERM INVESTMENTS
    (COST $353,733) 0.0% g
  UNITED STATES 0.0% g
h U.S. Treasury Bill, 9/07/06 ...................                                                   $      357,000          353,885
                                                                                                                     --------------
  TOTAL INVESTMENTS
    (COST $3,961,092,074) 98.4% .................                                                                     5,012,313,768
  OTHER ASSETS, LESS LIABILITIES 1.6% ...........                                                                        77,589,313
                                                                                                                     --------------
  NET ASSETS 100.0% .............................                                                                    $5,089,903,081
                                                                                                                     ==============


SELECTED PORTFOLIO ABBREVIATIONS

ADR - American Depository Receipt
GDR - Global Depository Receipt
SDR - Swedish Depository Receipt

a     Non-income producing for the twelve months ended June 30, 2006.

b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At June 30, 2006, the value of these securities was $99,877,787, representing 1.96% of net assets.

c Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At June 30, 2006, the value of this security was $49,796,058, representing 0.98% of net assets.

d     See Note 10 regarding other considerations.

e     See Note 8 regarding restricted securities.

f     See Note 9 regarding holdings of 5% voting securities.

g     Rounds to less than 0.1% of net assets.

h     The security is traded on a discount basis with no stated coupon rate.


                     Semiannual Report | See notes to financial statements. | 23

Templeton Developing Markets Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2006 (unaudited)

Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ........................................   $3,956,644,488
  Cost - Controlled affiliated issuers (Note 8) ......................        4,447,586
                                                                         --------------
  Total cost of investments ..........................................   $3,961,092,074
                                                                         ==============
  Value - Unaffiliated issuers .......................................   $5,007,466,076
  Value - Controlled affiliated issuers (Note 8) .....................        4,847,692
                                                                         --------------
  Total value of investments .........................................    5,012,313,768
Receivables:
  Investment securities sold .........................................       85,160,204
  Capital shares sold ................................................       18,797,321
  Dividends ..........................................................       11,072,897
  Foreign tax ........................................................          668,331
  Other receivables (Note 11) ........................................          604,964
                                                                         --------------
        Total assets .................................................    5,128,617,485
                                                                         --------------
Liabilities:
 Payables:
  Investment securities purchased ....................................       12,162,522
  Capital shares redeemed ............................................        9,043,113
  Affiliates .........................................................        8,766,752
  Funds advanced by custodian ........................................        4,043,536
  Foreign currency advanced by custodian .............................        2,747,682
 Accrued expenses and other liabilities ..............................        1,950,799
                                                                         --------------
        Total liabilities ............................................       38,714,404
                                                                         --------------
           Net assets, at value ......................................   $5,089,903,081
                                                                         ==============
Net assets consist of:
 Paid-in capital .....................................................   $4,022,597,940
 Accumulated distributions in excess of net investment income               (21,881,262)
 Net unrealized appreciation (depreciation) ..........................    1,050,853,756
 Accumulated net realized gain (loss) ................................       38,332,647
                                                                         --------------
           Net assets, at value ......................................   $5,089,903,081
                                                                         ==============


24 | See notes to financial statements. | Semiannual Report

Templeton Developing Markets Trust

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
June 30, 2006 (unaudited)

CLASS A:
 Net assets, at value .......................................................   $4,231,699,379
                                                                                ==============
 Shares outstanding .........................................................      171,244,839
                                                                                ==============
 Net asset value per share a ................................................   $        24.71
                                                                                ==============
 Maximum offering price per share (net asset value per share / 94.25%) ......   $        26.22
                                                                                ==============
CLASS B:
 Net assets, at value .......................................................   $   49,164,036
                                                                                ==============
 Shares outstanding .........................................................        2,030,596
                                                                                ==============
 Net asset value and maximum offering price per share a .....................   $        24.21
                                                                                ==============
CLASS C:
 Net assets, at value .......................................................   $  414,278,807
                                                                                ==============
 Shares outstanding .........................................................       17,133,509
                                                                                ==============
 Net asset value and maximum offering price per share a .....................   $        24.18
                                                                                ==============
CLASS R:
 Net assets, at value .......................................................   $   26,519,153
                                                                                ==============
 Shares outstanding .........................................................        1,084,912
                                                                                ==============
 Net asset value and maximum offering price per share a .....................   $        24.44
                                                                                ==============
ADVISOR CLASS:
 Net assets, at value .......................................................   $  368,241,706
                                                                                ==============
 Shares outstanding .........................................................       14,893,203
                                                                                ==============
 Net asset value and maximum offering price per share a .....................   $        24.73
                                                                                ==============

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                     Semiannual Report | See notes to financial statements. | 25

Templeton Developing Markets Trust

STATEMENT OF OPERATIONS
for the six months ended June 30, 2006 (unaudited)

Investment income:
 Dividends (net of foreign taxes of $6,015,473) ................................   $  77,623,407
 Interest (net of foreign taxes of $711) .......................................       3,394,200
 Other Income (Note 11) ........................................................         604,964
                                                                                   -------------
        Total investment income ................................................      81,622,571
                                                                                   -------------
Expenses:
 Management fees (Note 3a) .....................................................      29,873,950
 Administrative fees (Note 3b) .................................................       2,139,043
 Distribution fees (Note 3c)
  Class A ......................................................................       5,650,178
  Class B ......................................................................         261,028
  Class C ......................................................................       2,087,656
  Class R ......................................................................          58,160
 Transfer agent fees (Note 3e) .................................................       3,651,157
 Custodian fees (Note 4) .......................................................       2,314,503
 Reports to shareholders .......................................................         149,325
 Registration and filing fees ..................................................          70,865
 Professional fees .............................................................          37,400
 Trustees' fees and expenses ...................................................         122,999
 Other .........................................................................          43,811
                                                                                   -------------
        Total expenses .........................................................      46,460,075
        Expense reductions (Note 4) ............................................         (11,673)
                                                                                   -------------
           Net expenses ........................................................      46,448,402
                                                                                   -------------
              Net investment income ............................................      35,174,169
                                                                                   -------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments (net of foreign taxes of $505,145) ...............................     349,218,679
  Foreign currency transactions ................................................         605,784
                                                                                   -------------
        Net realized gain (loss) ...............................................     349,824,463
                                                                                   -------------
 Net change in unrealized appreciation (depreciation) on:
  Investments ..................................................................    (194,770,904)
  Translation of assets and liabilities denominated in foreign currencies ......        (283,411)
  Change in deferred taxes on unrealized appreciation ..........................         427,667
                                                                                   -------------
        Net unrealized depreciation ............................................    (194,626,648)
                                                                                   -------------
Net realized and unrealized gain (loss) ........................................     155,197,815
                                                                                   -------------
Net increase (decrease) in net assets resulting from operations ................   $ 190,371,984
                                                                                   =============


26 | See notes to financial statements. | Semiannual Report

Templeton Developing Markets Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           -------------------------------------
                                                                                           SIX MONTHS ENDED
                                                                                             JUNE 30, 2006        YEAR ENDED
                                                                                              (UNAUDITED)      DECEMBER 31, 2005
                                                                                           -------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .................................................................   $   35,174,169      $   43,272,512
  Net realized gain (loss) from investments and foreign currency transactions ...........      349,824,463         400,601,203
  Net change in unrealized appreciation (depreciation) on investments, translation of
   assets and liabilities denominated in foreign currencies, and deferred taxes .........     (194,626,648)        412,370,518
                                                                                            ----------------------------------
        Net increase (decrease) in net assets resulting from operations .................      190,371,984         856,244,233
 Distributions to shareholders from:
  Net investment income:
        Class A .........................................................................      (24,093,430)        (39,094,297)
        Class B .........................................................................         (330,316)           (328,927)
        Class C .........................................................................       (2,577,121)         (2,418,452)
        Class R .........................................................................         (136,502)           (140,866)
        Advisor Class ...................................................................       (2,363,970)         (4,529,261)
                                                                                            ----------------------------------
 Total distributions to shareholders ....................................................      (29,501,339)        (46,511,803)
                                                                                            ----------------------------------
 Capital share transactions: (Note 2)
        Class A .........................................................................      713,961,562         422,960,064
        Class B .........................................................................          (31,734)            357,601
        Class C .........................................................................       34,174,820          34,935,377
        Class R .........................................................................        9,855,342           8,554,551
        Advisor Class ...................................................................        4,564,898          84,841,579
                                                                                            ----------------------------------
 Total capital share transactions .......................................................      762,524,888         551,649,172
                                                                                            ----------------------------------
 Redemption fees ........................................................................           31,591              41,172
                                                                                            ----------------------------------
        Net increase (decrease) in net assets ...........................................      923,427,124       1,361,422,774
Net assets:
 Beginning of period ....................................................................    4,166,475,957       2,805,053,183
                                                                                            ----------------------------------
 End of period ..........................................................................   $5,089,903,081      $4,166,475,957
                                                                                            ==================================
Accumulated distributions in excess of net investment income included in net assets:
 End of period ..........................................................................   $  (21,881,262)     $  (27,554,092)
                                                                                            ==================================


                     Semiannual Report | See notes to financial statements. | 27

Templeton Developing Markets Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Developing Markets Trust (the Fund) is registered under the Investment Company Act of 1940 (1940 Act) as a diversified, open-end investment company. The Fund offers five classes of shares: Class A, Class B, Class C, Class R, and Advisor Class. Effective March 1, 2005, Class B shares are only offered to existing Class B shareholders in the form of reinvested distributions and certain exchanges from other Franklin Templeton Class B shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The


28 | Semiannual Report

Templeton Developing Markets Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.


                                                          Semiannual Report | 29

Templeton Developing Markets Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. INCOME AND DEFERRED TAXES

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


30 | Semiannual Report

Templeton Developing Markets Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date (30 days or less prior to June 1, 2004). The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2006, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                         --------------------------------------------------------------------
                                                SIX MONTHS ENDED                         YEAR ENDED
                                                 JUNE 30, 2006                       DECEMBER 31, 2005
                                         --------------------------------------------------------------------
                                            SHARES           AMOUNT               SHARES           AMOUNT
                                         --------------------------------------------------------------------
CLASS A SHARES:
 Shares sold ........................     56,777,249     $1,484,414,504         62,784,335     $1,280,942,613
 Shares issued in reinvestment
  of distributions ..................        809,923         20,928,403          1,592,210         33,794,108
 Shares redeemed ....................    (31,308,405)      (791,381,345)       (43,826,099)      (891,776,657)
                                         --------------------------------------------------------------------
 Net increase (decrease) ............     26,278,767     $  713,961,562         20,550,446     $  422,960,064
                                         ====================================================================
CLASS B SHARES:
 Shares sold ........................        261,219     $    6,613,201            346,641     $    6,913,076
 Shares issued in reinvestment
  of distributions ..................         11,728            297,664             15,252            297,644
 Shares redeemed ....................       (281,568)        (6,942,599)          (350,954)        (6,853,119)
                                         --------------------------------------------------------------------
 Net increase (decrease) ............         (8,621)    $      (31,734)            10,939     $      357,601
                                         ====================================================================
CLASS C SHARES:
 Shares sold ........................      3,545,678     $   89,769,745          4,078,278     $   82,118,609
 Shares issued in reinvestment
  of distributions ..................         82,709          2,095,848            100,801          1,982,771
 Shares redeemed ....................     (2,336,102)       (57,690,773)        (2,515,326)       (49,166,003)
                                         --------------------------------------------------------------------
 Net increase (decrease) ............      1,292,285     $   34,174,820          1,663,753     $   34,935,377
                                         ====================================================================


                                                          Semiannual Report | 31

Templeton Developing Markets Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                           ----------------------------------------------------------------
                                                  SIX MONTHS ENDED                      YEAR ENDED
                                                   JUNE 30, 2006                     DECEMBER 31, 2005
                                           ----------------------------------------------------------------
                                              SHARES           AMOUNT             SHARES           AMOUNT
                                           ----------------------------------------------------------------
CLASS R SHARES:
 Shares sold ........................         647,220      $ 16,431,265           561,492      $ 11,503,248
 Shares issued in reinvestment
  of distributions ..................           5,269           134,790             6,460           138,829
 Shares redeemed ....................        (265,222)       (6,710,713)         (154,113)       (3,087,526)
                                           ----------------------------------------------------------------
 Net increase (decrease) ............         387,267      $  9,855,342           413,839      $  8,554,551
                                           ================================================================
ADVISOR CLASS SHARES:
 Shares sold ........................       3,140,747      $ 79,593,716         7,573,075      $161,924,074
 Shares issued in reinvestment
  of distributions ..................          53,549         1,383,159           131,387         2,828,459
 Shares redeemed ....................      (2,991,867)      (76,411,977)       (3,772,674)      (79,910,954)
                                           ----------------------------------------------------------------
 Net increase (decrease) ............         202,429      $  4,564,898         3,931,788      $ 84,841,579
                                           ================================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

----------------------------------------------------------------------------------------------
SUBSIDIARY                                                         AFFILIATION
----------------------------------------------------------------------------------------------
Templeton Asset Management Ltd. (TAML)                             Investment manager
Franklin Templeton Services, LLC (FT Services)                     Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)               Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)      Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE      NET ASSETS
--------------------------------------------------------------------------------
       1.250%            Up to and including $1 billion
       1.200%            Over $1 billion, up to and including $5 billion
       1.150%            Over $5 billion, up to and including $10 billion
       1.100%            Over $10 billion, up to and including $15 billion
       1.050%            Over $15 billion, up to and including $20 billion
       1.000%            In excess of $20 billion

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services based on the Fund's average daily net assets of the Fund as follows:


32 | Semiannual Report

Templeton Developing Markets Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES (CONTINUED)

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE      NET ASSETS
--------------------------------------------------------------------------------
       0.150%            Up to and including $200 million
       0.135%            Over $200 million, up to and including $700 million
       0.100%            Over $700 million, up to and including $1.2 billion
       0.075%            In excess of $1.2 billion

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors up to 0.35% per year of Class A's average daily net assets for costs incurred in connection with the sale and distribution of the Fund's shares. Effective November 1, 2005, the Class A reimbursement distribution plan was amended to discontinue the reimbursement of excess plan year costs in subsequent periods.

Under the Fund's compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund's shares up to a certain percentage per year of its average daily net assets of each class as follows:

Class B ...................................................    1.00%
Class C ...................................................    1.00%
Class R ...................................................    0.50%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Net sales charges received a ..........................    $633,842
Contingent deferred sales charges retained ............    $ 68,711

a     Net of commissions paid to unaffiliated broker/dealers.

E. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $3,651,157, of which $2,140,698 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended June 30, 2006, the custodian fees were reduced as noted in the Statement of Operations.


                                                          Semiannual Report | 33

Templeton Developing Markets Trust

5. INCOME TAXES

At December 31, 2005, the Fund had tax basis capital losses which may be carried over to offset future capital gains, if any. At December 31, 2005, the Fund had remaining tax basis capital losses of $10,995,696 from the merged Templeton Vietnam and Southeast Asia Fund and Templeton Emerging Markets Appreciation Fund which may be carried over to offset future capital gains, subject to certain limitations under the Internal Revenue Code. At December 31, 2005, capital losses carryforwards were as follows:

Capital loss carryovers expiring in:
  2008 ..............................................   $  7,422,048
  2009 ..............................................    159,105,818
  2010 ..............................................    141,181,639
                                                        ------------
                                                        $307,709,505
                                                        ============

For tax purposes, realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2005, the Fund deferred realized currency losses of $868,511.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares and foreign taxes paid on net realized gains.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares and foreign taxes paid on net realized gains.

At June 30, 2006, the cost of investments and net unrealized appreciation (depreciation) for tax purposes were as follows:

Cost of investments ..............................    $4,024,268,807
                                                      ==============
Unrealized appreciation ..........................    $1,128,620,725
Unrealized depreciation ..........................      (140,575,764)
                                                      --------------
Net unrealized appreciation (depreciation) .......    $  988,044,961
                                                      ==============

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2006, aggregated $2,014,184,087 and $1,253,998,754, respectively.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.


34 | Semiannual Report

Templeton Developing Markets Trust

8. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (the 1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult.

At June 30, 2006, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Fund's Board of Trustees as reflecting fair value, as listed below. The sale or transfer of this restricted security may only be made pursuant to the terms of the organizational documents of the company.

---------------------------------------------------------------------------------------------------------------------
                                                                          ACQUISITION
SHARES        ISSUER                                                          DATE            COST            VALUE
---------------------------------------------------------------------------------------------------------------------
              Mayfair Hanoi, Ltd., 30% equity owned through
               HEA Holdings Ltd. (0.10% OF NET ASSETS) ...............      10/31/96       $4,447,586      $4,847,692
                                                                                                           ==========

9. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund for the period ended June 30, 2006 were as shown below.

------------------------------------------------------------------------------------------------------------------------------------
                                  NUMBER OF SHARES                          NUMBER OF SHARES                              REALIZED
                                      HELD AT           GROSS      GROSS         HELD AT        VALUE AT     INVESTMENT   CAPITAL
NAME OF ISSUER                   BEGINNING OF PERIOD  ADDITIONS  REDUCTIONS   END OF PERIOD   END OF PERIOD    INCOME    GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
Controlled Affiliates a
Mayfair Hanoi, Ltd., 30% equity
 owned through HEA
Holdings Ltd.
 (0.10% OF NET ASSETS) .........            --             --          --             --        $4,847,692     $   --      $   --
                                                                                                =================================

a Issuer in which the Fund owns 25% or more of the outstanding voting securities.

10. OTHER CONSIDERATIONS

Directors or employees of TAML, as the Fund's Investment Manager, may serve as members on the board of directors of certain companies in which the Fund invests and/or may represent the Fund in certain corporate negotiations. At June 30, 2006, such individuals serve in one or more of these capacities for HEA Holdings Ltd., (which owns a 30% equity interest in Mayfair Hanoi Ltd.) and Mayfair Hanoi, Ltd. As a result of this involvement, such individuals may be in possession of certain material nonpublic information which, pursuant to the Fund's policies and the requirements of the federal securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.


                                                          Semiannual Report | 35

Templeton Developing Markets Trust

11. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop separate plans for the distribution of the respective settlement monies. The CAGO approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement, and in March 2005, the disbursement of monies to the relevant funds in accordance with the terms and conditions of that settlement was completed.

On June 23, 2006, the SEC approved the IDC's proposed plan of distribution arising from the December 13, 2004 SEC Order. The relevant funds recorded the settlement as other income and disbursement of the settlement monies to the designated funds in accordance with the terms and conditions of the SEC's order and the plan will be completed in August, 2006.

The IDC has also completed a proposed Plan of Distribution under the August 2, 2004 SEC Order resolving the SEC's market timing investigation and has submitted that plan to the SEC staff, where it is under review. The SEC has announced the following expected schedule with respect to the market timing Plan of
Distribution: "The SEC anticipates that Notice of the Plan will be published on or after September 15, 2006. After publication and comment, the proposed Distribution Plan will be submitted to the SEC for approval. When the SEC approves the proposed Distribution Plan, with modifications as appropriate, distributions will begin pursuant to that Plan. The SEC anticipates the distribution will begin in the fall of 2006."

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.


36 | Semiannual Report

Templeton Developing Markets Trust

11. REGULATORY MATTERS (CONTINUED)

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

12. FASB INTERPRETATION NO. 48

In July 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. We have not yet completed our evaluation of the impact, if any, of adopting FIN 48 on the Fund's financial statements.


                                                          Semiannual Report | 37

Templeton Developing Markets Trust

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 28, 2006, the Board of Trustees ("Board"), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for the Fund. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager ("Manager") and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper reports compared the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional information accompanying such report was a memorandum prepared by management describing enhancements to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds,


38 | Semiannual Report

Templeton Developing Markets Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the hurricanes and blackout experienced last year in Florida. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed so as to be aligned with the interests of Fund shareholders. The Board also took into account the transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, and the firsthand experience of the individual Trustees who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper report prepared for the Fund showed the investment performance of its Class A shares during 2005, as well as during the previous ten years ended December 31, 2005, in comparison to a performance universe consisting of all retail and institutional emerging market funds as selected by Lipper. The Board noted that the Fund's total return during 2005 was in the second-lowest quintile of its Lipper performance universe, but that its total return on an annualized basis was in the middle quintile of its Lipper performance universe for the previous two-, five- and ten-year periods. The Board also noted that the levels of the Fund's total return during 2005 and the previous three-year period on an annualized basis as shown in such Lipper report exceeded 28%. The Board was satisfied with such performance.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Prior to making such comparison, the Board relied upon a survey showing that the scope of services covered under the Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups that would be used as a basis of comparison in the Lipper reports. In reviewing comparative costs, emphasis was given to the Fund's management fee in comparison with the effective management fee that would have been charged by other funds within its


                                                          Semiannual Report | 39

Templeton Developing Markets Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

Lipper expense group assuming they were the same size as the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper effective management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for fund Class A shares. The results of such expense comparisons showed that the effective fee rate for the Fund was in the second most expensive quintile of its Lipper expense group, and that its total actual expenses were also in the second most expensive quintile of its Lipper expense group. The Board found such fee and expenses to be acceptable in view of the Fund's performance and factors relating to its operation, such as the quality and experience of the Fund's portfolio managers and research staff, the nature of the disciplined value investment approach followed for the Fund and the depth of its physical presence and coverage in emerging markets geographical areas.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the fund. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity which financed up-front commissions paid to brokers/dealers who sold fund Class B shares, as well as potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the cost allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. Included in the analysis were the revenue and related costs involved in providing services to the Fund, as well as the Fund's relative contribution to the profitability of the Manager's parent. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary to the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. Based upon its consideration of all these factors,


40 | Semiannual Report

Templeton Developing Markets Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager and its affiliates as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager's realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The Fund's management advisory fee schedule is at the rate of 1.25% on the first $1 billion of Fund net assets; 1.20% on the next $4 billion of Fund net assets; 1.15% on the next $5 billion of Fund net assets; 1.10% on the next $5 billion of Fund net assets; 1.05% on the next $5 billion of Fund net assets; and 1% on net assets in excess of $20 billion. The Fund is also charged a separate fee for administrative services which starts at 0.15% on the first $200 million of Fund net assets, and declines through breakpoints to a fixed rate of 0.075% after net assets reach the $1.2 billion level. At the end of 2005, the Fund's net assets were approximately $4.2 billion, and to the extent economies of scale may be realized by the manager and its affiliates, the Board believes the schedules of management advisory and administrative fees provide a sharing of benefits with the Fund and its shareholders.

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.


                                                          Semiannual Report | 41

Templeton Developing Markets Trust

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


42 | Semiannual Report

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

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

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE

Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

RETIREMENT TARGET FUNDS

Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government
  Securities Fund 4
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 5

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 6

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC

Alabama                             Michigan 6
Arizona                             Minnesota 6
California 7                        Missouri
Colorado                            New Jersey
Connecticut                         New York 7
Florida 7                           North Carolina
Georgia                             Ohio 6
Kentucky                            Oregon
Louisiana                           Pennsylvania
Maryland                            Tennessee
Massachusetts 6                     Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products
  Trust(8)

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

6.    Portfolio of insured municipal securities.

7. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

8. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

07/06

                                               Not part of the semiannual report

     [LOGO](R)
FRANKLIN TEMPLETON          One Franklin Parkway
    INVESTMENTS             San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

TEMPLETON
DEVELOPING MARKETS TRUST

INVESTMENT MANAGER

Templeton Asset Management Ltd.

PRINCIPAL UNDERWRITER

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

711 S2006 08/06

ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial experts are David W. Niemeic and Frank A. Olson and they are "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.         N/A



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS           N/A


ITEM 6. SCHEDULE OF INVESTMENTS.                        N/A


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.                N/A


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT.       N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND  AFFILIATED PURCHASERS.             N/A


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.


ITEM 11. CONTROLS AND PROCEDURES.

(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.



ITEM 12. EXHIBITS.

(A)(1) Code of Ethics

(A) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(B) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



TEMPLETON DEVELOPING MARKETS TRUST


By /s/JIMMY D. GAMBILL
  -----------------------------
   Jimmy D. Gambill
   Chief Executive Officer - Finance and Administration
Date: August 28, 2006




Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/JIMMY D. GAMBILL
   -----------------------------
   Jimmy D. Gambill
   Chief Executive Officer - Finance and Administration
Date: August28, 2006



By /s/GALEN G. VETTER
  -----------------------------
   Galen G. Vetter
   Chief Financial Officer
Date: August 28, 2006